DELAWARE VIP® TRUST

Delaware VIP Growth Equity Series (the “Series”)

Supplement to the Series’ Summary and Statutory Prospectuses (the “Prospectuses”)
dated April 30, 2021

The Board of Trustees of the Delaware VIP Trust (“Board”) has approved transitioning the day-to-day management of the Series to Delaware Management Company’s Large Cap Growth team on May 31, 2022, replacing Smith Asset Management, LLC as a sub-advisor to this Series. In addition, the Board approved the appointment of DMC’s affiliated sub-advisors, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Funds Management Hong Kong Limited (MFMHKL) as part of Macquarie Asset Management’s global equity investment platform initiative on May 31, 2022.

Therefore, effective May 31, 2022, the following will replace the information in the sections of the Series’ Prospectuses entitled “Series summary – What are the Series’ principal investment strategies?”:

The Series invests primarily in a portfolio of common stocks issued by large-capitalization, growth-oriented companies that the Delaware Management Company (Manager) believes have a competitively advantaged business model, thereby eluding competition, and have the ability to sustain growth over the long term beyond investors’ expectations. Under normal circumstances, the Series invests at least 80% of its net assets in large-capitalization companies, which typically are companies with market capitalizations of at least $10 billion at the time of acquisition. Growth-oriented companies are those whose earnings the Manager believes are likely to grow faster than the economy. The Series is non-diversified, meaning that it may invest a significant portion of its total assets in a limited number of issuers.

In selecting securities for the Series, the Manager begins its investment process by screening large-capitalization companies based on profitability (capital returns and margins) and growth (sales and earnings), while simultaneously utilizing fundamental analysis to assess any unique business attributes that validate those financial characteristics. The Manager uses a bottom-up (researching individual issuers) strategy in selecting securities for the Series. The Manager seeks to invest for the Series in companies that it believes possess a structural competitive advantage or durable market leadership position. The Manager looks for companies which serve large addressable markets with a demonstrated ability to sustain unit growth and high profitability. The Manager also seeks to invest in companies that it believes have improving growth prospects or improving levels of profitability and returns.

A competitively advantaged business model can be defined by such factors as: brand loyalty, proprietary technology, cost structure, scale, exclusive access to data, or distribution advantages. Other factors considered include strength of management; ESG characteristics; level of competitive intensity; return of capital; strong balance sheets and cash flows; the threat of substitute products; and the interaction and bargaining power between a company, its customers, suppliers, and competitors. The Manager’s process for selecting stocks is based primarily on fundamental research, but does utilize quantitative analysis during the screening process.

From a quantitative standpoint, the Manager concentrates on the level of profitability, capital intensity, cash flow and capital allocation measures, as well as earnings growth rates and valuations. The Manager’s fundamental research effort tries to identify those companies that it believes possess a sustainable competitive advantage, an important characteristic which typically enables a company to generate above-average levels of profitability and the ability to sustain growth over the long term. The Series typically holds a limited number of stocks (generally 35 to 50).

Many of the companies in which the Series may invest have diverse operations, with products or services in foreign markets. Therefore, the Series may have indirect exposure to various foreign markets through investments in these companies, even if the Fund is not invested directly in such markets.

In general, the Manager may sell a security when, in the Manager’s opinion, a company experiences deterioration in its growth and/or profitability characteristics, or a fundamental breakdown of its sustainable competitive advantages. The Manager also may sell a security if it believes that the security no longer presents sufficient appreciation potential; this may be caused by, or be an effect of, changes in the industry or sector of the issuer, loss by the company of its competitive position, poor execution by management, the threat of technological disruption and/or poor use of resources. The Manager also may sell a security to reduce the Series’ holding in that security, to take advantage of what it believes are more attractive investment opportunities or to raise cash.

The Manager may permit its affiliates, Macquarie Funds Management Hong Kong Limited (MFMHKL) and Macquarie Investment Management Global Limited (MIMGL), to execute Series security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

In addition, effective May 31, 2022, the following will replace the information in the sections of the Series’ Prospectuses entitled “Series summary – Who manages the Series?”

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Series
Brad Klapmeyer	Senior Vice President, Portfolio Manager	May 2022
Brad Angermeier	Portfolio Manager	May 2022

Sub-advisors

Macquarie Funds Management Hong Kong Limited (MFMHKL)

Macquarie Investment Management Global Limited (MIMGL)

Also effective on May 31, 2022, the first paragraph in the Statutory Prospectus under “Who manages the Series – Investment manager – Sub-advisors” pertaining to Smith is deleted, and the Series is added to the paragraphs describing MFMHKL and MIMGL’s sub-advisory roles. Moreover, the section of the Statutory Prospectus entitled “Who manages the Series – Investment manager – Portfolio managers – Delaware VIP Growth Equity Series” is hereby replaced effective on May 31, 2022, with the following:

Brad Klapmeyer and Brad Angermeier have day-to-day responsibility for making investment decisions for Delaware VIP Growth Equity Series.

Brad M. Klapmeyer Senior Vice President, Portfolio Manager
Bradley M. Klapmeyer is senior vice president and portfolio manager for Ivy Investments, now part of Macquarie Asset Management’s Delaware Management Company. He joined Macquarie Asset Management as part of the firm’s April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. He joined IICO in June 2007 as an investment analyst and was appointed assistant portfolio manager on the large-capitalization growth team at IICO in September 2011. He was appointed to portfolio manager in 2016. He graduated from Truman State University in 1999 with a bachelor's degree in finance and a minor in economics.

Brad D. Angermeier Portfolio Manager
Brad Angermeier is a portfolio manager for Ivy Investments, now part of Macquarie Asset Management’s Delaware Management Company. He joined Macquarie Asset Management (MAM) as part of the firm’s April 30, 2021 acquisition (Transaction) of the investment management business of Waddell & Reed Financial, Inc., the parent company of Ivy Investment Management Company (IICO), the former investment advisor of the Transaction Funds. He joined IICO in 2017 as an equity investment analyst. Prior to that, he was an equity research analyst at Kornitzer Capital Management. From 2009 to 2013, he was with Columbia Threadneedle Investments (formerly Columbia Management), first serving as a fixed income research analyst, and then as a co-portfolio manager. He earned a bachelor’s degree with a double major in finance and accounting from Indiana University, Kelley School of Business. He earned an MBA from the University of Wisconsin, Wisconsin School of Business. He is a member of the CFA Institute and the CFA Society Kansas City.

Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in the Series.

Delaware Management Company is an indirect wholly owned subsidiary of Macquarie Group Limited (MGL). None of the entities noted in this document is an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

Please keep this Supplement for future reference.

This Supplement is dated March 28, 2022.